
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Description of Capital Transaction                               Years ended

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                                  December 30,   December 31,   December 25,   December 26,   December 28,
                                     1995           1994           1993           1992           1991
                                  ------------   ------------   ------------   ------------   ------------


Shares issued and outstanding
  December 29, 1990               1,019,781      1,019,781      1,019,781      1,019,781      1,019,781

Acquisition of treasury stock          (462)          (462)          (462)          (462)          (115)
Acquisition of treasury stock        (2,926)        (2,926)        (2,926)        (2,194)         -
Acquisition of treasury stock        (2,541)        (2,541)        (1,578)         -              -
Acquisition of treasury stock        (5,334)        (2,622)         -              -              -
Acquisition of treasury stock          (750)         -              -              -              -
                                  ---------      ---------      ---------      ---------      ---------


Weighted average number of
  shares outstanding              1,007,768      1,011,230      1,014,815      1,017,125      1,019,666
                                  ---------      ---------      ---------      ---------      ---------
                                  ---------      ---------      ---------      ---------      ---------



Note:

The effects of the treasury stock transactions on the weighted average number of shares outstanding are Clculated as follows:

1991
----

462 shares times 91 days divided by 364 days equals 115.

1992
----

2,926 shares times 273 days divided by 364 days equals 2,194.

1993
----

2,541 shares times 226 days divided by 364 days equals 1,578.

1994
----

2,934 shares times 280 days divided by 371 days equals 2,215.
2,400 shares times 63 days divided by 371 days equals 407.

1995
----

3,000 shares times 91 days divided by 364 days equals 750.
2,991 shares times 0 days divided by 364 days equals 0.

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